Exhibit 32

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the 10-K Report of Carpenter Technology Corporation (the “Issuer”) on Form 10-K for the year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Robert J. Torcolini, Chairman, President and Chief Executive Officer of the Issuer, and I, M. David Kornblatt, Senior Vice President-Finance and Chief Financial Officer of the Issuer, each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 29, 2006

/s/ Robert J. Torcolini	/s/ M. David Kornblatt
Robert J. Torcolini	M. David Kornblatt
Chairman, President and	Senior Vice President-Finance
Chief Executive Officer	and Chief Financial Officer